Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2011	3/31/2010	% Chg
Operating Revenues
Wireless service	$13,961	$12,850	8.6%
Data	7,180	6,651	8.0%
Voice	6,551	7,483	-12.5%
Directory	868	1,041	-16.6%
Other	2,687	2,505	7.3%
Total Operating Revenues	31,247	30,530	2.3%

Operating Expenses
Cost of services and sales (exclusive of depreciation and
amortization shown separately below)	13,403	12,383	8.2%
Selling, general and administrative	7,452	7,396	0.8%
Depreciation and amortization	4,584	4,780	-4.1%
Total Operating Expenses	25,439	24,559	3.6%
Operating Income	5,808	5,971	-2.7%
Interest Expense	846	765	10.6%
Equity in Net Income of Affiliates	249	217	14.7%
Other Income (Expense) - Net	59	(22)	-
Income from Continuing Operations Before Income Taxes	5,270	5,401	-2.4%
Income Tax Expense	1,802	2,863	-37.1%
Income from Continuing Operations	3,468	2,538	36.6%
Income from Discontinued Operations, net of tax	-	2	-
Net Income	3,468	2,540	36.5%
Less: Net Income Attributable to Noncontrolling Interest	(60)	(87)	31.0%
Net Income Attributable to AT&T	$3,408	$2,453	38.9%

Basic Earnings Per Share from Continuing
Operations Attributable to AT&T	$0.57	$0.42	35.7%
Basic Earnings Per Share from Discontinued
Operations Attributable to AT&T	-	-	-
Basic Earnings Per Share Attributable to AT&T	$0.57	$0.42	35.7%
Weighted Average Common
Shares Outstanding (000,000)	5,925	5,905	0.3%

Diluted Earnings Per Share from Continuing
Operations Attributable to AT&T	$0.57	$0.41	39.0%
Diluted Earnings Per Share from Discontinued
Operations Attributable to AT&T	-	-	-
Diluted Earnings Per Share Attributable to AT&T	$0.57	$0.41	39.0%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,945	5,935	0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended

Wireless	3/31/2011	3/31/2010	% Chg
Segment Operating Revenues
Service	$13,961	$12,850	8.6%
Equipment	1,348	1,047	28.7%
Total Segment Operating Revenues	15,309	13,897	10.2%

Segment Operating Expenses
Operations and support	9,858	8,173	20.6%
Depreciation and amortization	1,505	1,558	-3.4%
Total Segment Operating Expenses	11,363	9,731	16.8%
Segment Operating Income	3,946	4,166	-5.3%
Equity in Net Income (Loss) of Affiliates	(4)	12	-
Segment Income	$3,942	$4,178	-5.6%

Segment Operating Income Margin	25.8%	30.0%

Wireline
Segment Operating Revenues
Data	$7,180	$6,651	8.0%
Voice	6,551	7,483	-12.5%
Other	1,219	1,312	-7.1%
Total Segment Operating Revenues	14,950	15,446	-3.2%

Segment Operating Expenses
Operations and support	10,266	10,512	-2.3%
Depreciation and amortization	2,958	3,076	-3.8%
Total Segment Operating Expenses	13,224	13,588	-2.7%
Segment Operating Income	1,726	1,858	-7.1%
Equity in Net Income of Affiliates	-	5	-
Segment Income	$1,726	$1,863	-7.4%

Segment Operating Income Margin	11.5%	12.0%

Advertising Solutions
Segment Operating Revenues	$868	$1,041	-16.6%

Segment Operating Expenses
Operations and support	573	664	-13.7%
Depreciation and amortization	105	138	-23.9%
Total Segment Operating Expenses	678	802	-15.5%
Segment Income	$190	$239	-20.5%

Segment Income Margin	21.9%	23.0%

Other
Segment Operating Revenues	$120	$146	-17.8%
Segment Operating Expenses	174	438	-60.3%
Segment Operating Income (Loss)	(54)	(292)	81.5%
Equity in Net Income of Affiliates	253	200	26.5%
Segment Income (Loss) from Continuing Operations	$199	$(92)	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	3/31/11	12/31/10
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,391	$1,437
Accounts receivable - net of allowances for
doubtful accounts of $949 and $957	13,246	13,610
Prepaid expenses	1,674	1,458
Deferred income taxes	1,157	1,170
Other current assets	2,269	2,276
Total current assets	19,737	19,951
Property, Plant and Equipment - Net	103,369	103,196
Goodwill	73,602	73,601
Licenses	50,396	50,372
Customer Lists and Relationships - Net	4,154	4,708
Other Intangible Assets - Net	5,423	5,440
Investments in Equity Affiliates	4,845	4,515
Other Assets	6,559	6,705
Total Assets	$268,085	$268,488

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$6,902	$7,196
Accounts payable and accrued liabilities	18,349	20,055
Advanced billing and customer deposits	3,959	4,086
Accrued taxes	1,499	72
Dividends payable	2,545	2,542
Total current liabilities	33,254	33,951
Long-Term Debt	58,126	58,971
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	23,149	22,070
Postemployment benefit obligation	28,510	28,803
Other noncurrent liabilities	12,203	12,743
Total deferred credits and other noncurrent liabilities	63,862	63,616
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,636	91,731
Retained earnings	32,649	31,792
Treasury stock	(20,949)	(21,083)
Accumulated other comprehensive income	2,713	2,712
Noncontrolling interest	299	303
Total stockholders' equity	112,843	111,950
Total Liabilities and Stockholders' Equity	$268,085	$268,488

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Three months ended March 31,
	2011	2010
Operating Activities
Net income	$3,468	$2,540
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	4,584	4,780
Undistributed earnings from investments in equity affiliates	(233)	(201)
Provision for uncollectible accounts	292	350
Deferred income tax expense and noncurrent
unrecognized tax benefits	731	1,609
Net (gain) loss from impairment and sale of investments	(41)	50
Changes in operating assets and liabilities:
Accounts receivable	72	395
Other current assets	(196)	92
Accounts payable and accrued liabilities	(406)	(2,043)
Net income attributable to noncontrolling interest	(60)	(87)
Other - net	(479)	(247)
Total adjustments	4,264	4,698
Net Cash Provided by Operating Activities	7,732	7,238

Investing Activities
Construction and capital expenditures
Capital expenditures	(4,133)	(3,148)
Interest during construction	(35)	(184)
Acquisitions, net of cash acquired	(54)	(178)
Dispositions	11	1
(Purchases) and sales of securities, net	127	(20)
Other	9	7
Net Cash Used in Investing Activities	(4,075)	(3,522)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(36)	323
Repayment of long-term debt	(1,264)	(2,512)
Issuance of treasury shares	18	3
Dividends paid	(2,540)	(2,479)
Other	119	(244)
Net Cash Used in Financing Activities	(3,703)	(4,909)
Net decrease in cash and cash equivalents	(46)	(1,193)
Cash and cash equivalents beginning of year	1,437	3,741
Cash and Cash Equivalents End of Period	$1,391	$2,548

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2011	3/31/2010	% Chg

Wireless
Volumes (000)
Total	97,519	86,987	12.1%
Postpaid6	68,062	65,108	4.5%
Prepaid6	6,613	5,377	23.0%
Reseller6	12,241	10,717	14.2%
Connected Devices6	10,603	5,785	83.3%

Wireless Net Adds (000)
Total	1,984	1,857	6.8%
Postpaid6	62	512	-87.9%
Prepaid6	85	24	-
Reseller6	561	269	-
Connected Devices6	1,276	1,052	21.3%
M&A Activity, Partitioned Customers and Other Adjs.	(1)	10

Wireless Churn
Postpaid Churn6	1.18%	1.07%	11 BP
Total Churn6	1.36%	1.30%	6 BP

Other
Licensed POPs (000,000)	313	307	2.0%

In-Region Wireline1
Voice
Total Wireline Voice Connections	42,457	47,385	-10.4%
Net Change	(1,106)	(1,103)	-0.3%

Broadband
Total Wireline Broadband Connections	16,485	16,044	2.7%
Net Change	175	255	-31.4%

Video
U-verse	3,205	2,296	39.6%
Satellite	1,886	2,127	-11.3%
Total Video Connections	5,091	4,423	15.1%
Net Change	174	184	-5.4%

Consumer Revenue Connections
Broadband3	14,515	13,989	3.8%
Video Connections4	5,085	4,422	15.0%
Voice2	23,479	26,633	-11.8%
Total Consumer Revenue Connections	43,079	45,044	-4.4%
Net Change	(348)	(243)	-43.2%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$4,133	$3,148	31.3%
Interest during construction	$35	$184	-81.0%
Dividends Declared per Share	$0.43	$0.42	2.4%
End of Period Common Shares Outstanding (000,000)	5,918	5,909	0.2%
Debt Ratio5	36.6%	40.5%	-390 BP
Total Employees	260,690	276,280	-5.6%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over Internet Protocol connections of 1,861 as of March 31, 2011.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
6	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 1Q11, total switched access lines were 40,596, retail business switched access lines totaled 16,656, and wholesale and coin switched access lines totaled 2,322.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/2010	6/30/2010	9/30/2010	12/31/2010	3/31/2011

Segment Operating Revenues
Service	$12,850	$13,186	$13,675	$13,799	$13,961
Equipment	1,047	1,056	1,505	1,382	1,348
Total Segment Operating Revenues	13,897	14,242	15,180	15,181	15,309

Segment Operating Expenses
Operations and support	8,173	8,553	10,032	9,988	9,858
Depreciation and amortization	1,558	1,578	1,640	1,721	1,505
Total Segment Operating Expenses	9,731	10,131	11,672	11,709	11,363

Segment Operating Income	4,166	4,111	3,508	3,472	3,946

Plus: Depreciation and amortization	1,558	1,578	1,640	1,721	1,505
EBITDA	5,724	5,689	5,148	5,193	5,451
EBITDA as a % of Service Revenue	44.5%	43.1%	37.6%	37.6%	39.0%

EBITDA is defined as Earnings Before Interest, Taxes, Depreciation and Amortization. Annual Service EBITDA Margin is calculated as the sum of quarterly EBITDA divided by the sum of quarterly Service Revenues.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Free Cash Flow
Dollars in Millions
Unaudited
	Three Months Ended
	March 31,
	2010	2011

Net cash provided by operating activities	$7,238	$7,732

Less: Construction and capital expenditures	(3,332)	(4,168)

Free Cash Flow	$3,906	$3,564
Free cash flow is defined as cash from operations minus capital expenditures. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow After Dividends
Dollars in Millions
Unaudited
	Three Months Ended
	3/31/2010	3/31/2011

Net cash provided by operating activities	$7,238	$7,732

Less: Construction and capital expenditures	(3,332)	(4,168)

Free Cash Flow	3,906	3,564

Less: Dividends paid	(2,479)	(2,540)

Free Cash Flow After Dividends	$1,427	$1,024

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Annualized Net Debt-to-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/2011	2011 YTD

Operating Revenues	$31,247	$31,247
Operating Expenses	25,439	25,439
Total Operating Income	5,808	5,808
Add Back Depreciation and Amortization	4,584	4,584
Total Consolidated EBITDA	10,392	10,392
Annualized Consolidated EBITDA*		41,568
End-of-period current debt		6,902
End-of-period long-term debt		58,126
Total End-of-Period Debt		65,028
(Premiums) Discounts on long-term debt		(163)
Normalized Debt Balance		64,865
Less Cash and Cash Equivalents		1,391
Normalized Net Debt Balance		63,474

Annualized Net Debt-to-EBITDA Ratio		1.53

*EBITDA is annualized by dividing YTD EBITDA by YTD number of quarters and multiplying by four.

Note: 4Q11 EBITDA will exclude the impact of benefit plan actuarial gains/losses in order to better represent AT&T's operational performance.